---------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: August 13, 1999
                       (Date of earliest event reported)






                             ACE Securities Corp.
                       --------------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                             333-56213             56-2088493
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)

6525 Morrison Boulevard
Suite 318
Charlotte, North Carolina                                  28211
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(Address of Principal                                      (Zip Code)
Executive Offices)

      Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-56213) pursuant to which the Registrant registered issuances of ACE Securities Corp. asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated July 26, 1999, and the related Prospectus Supplement, dated August 6, 1999 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered ACE Securities Corp. Home Loan Trust Asset Backed Notes, Series 1999-A, consisting of the Class A Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

     The Publicly Offered Securities were sold to Deutsche Bank Securities Inc (the "Underwriter") pursuant to the terms of an underwriting agreement dated July 24, 1999, (the "Underwriting Agreement") among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc., as Underwriter, as supplemented by a terms agreement dated August 6, 1999 (the "Underwriting Terms Agreement"), among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc., as Underwriter. A copy of the Underwriting Agreement was previously filed with the Commission as
Exhibit 1.1 to a Current Report on Form 8-K dated June 24, 1999. A copy of the Underwriting Terms Agreement is filed herewith as Exhibit 1.1.

     The Publicly Offered Securities were issued pursuant to an Indenture dated as of August 1, 1999 (the "Indenture") between ACE Securities Corp. Home Loan Trust 1999-A (the "Issuer" or the "Trust") and First Union National Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

     The Publicly Offered Securities are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

     Payments of principal and interest due on the Notes are guaranteed by MBIA Insurance Corporation ("MBIA") pursuant to an Insurance Agreement dated as of August 1, 1999 (the "Insurance Agreement") among MBIA, as Insurer, GACC, as Seller, GMAC Mortgage Corporation, as Servicer, ACE Securities Corp., as Depositor, and First Union National Bank, as Indenture Trustee.

     The Home Loans were sold by German American Capital Corporation to the Registrant pursuant to the terms of a Home Loan Sale Agreement dated as of August 1, 1999 (the "Home Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below).

     The Home Loans will be serviced by GMAC Mortgage Corporation, pursuant to the terms of a Sale and Servicing Agreement dated as of August 1, 1999 (the "Sale and Servicing Agreement") among ACE Securities Corp. Home Loan Trust 1999-A, as Issuer, ACE Securities Corp. as Depositor, GMAC Mortgage Corporation, as Servicer, and First Union National Bank, as Indenture Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1.

     The Home Loan Pool consists of 14,072 Home Loans having a Pool Principal Balance as of the August 1, 1999 Cut-Off Date of approximately $437,721,096.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

             1.1*          Underwriting Agreement

             1.2           Underwriting Terms Agreement

             1.3           Indenture

             1.4           Insurance Agreement

             10.1          Sale and Servicing Agreement






--------------------

* Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 24, 1999, filed with the Securities and Exchange Commission on July 13, 1999 (File No. 333-56213).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACE SECURITIES CORP.



                                           By: /s/ Elizabeth Eldridge
                                              ----------------------------
                                              Name:  Elizabeth Eldridge
                                              Title: Vice President




Dated:  August 26, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                Description                                Page No.
-----------                -----------                                --------

1.1*                       Underwriting Agreement

1.2                        Underwriting Terms Agreement

4.1                        Indenture

4.2                        Insurance Agreement

10.1                       Sale and Servicing Agreement






--------------------

* Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 24, 1999, filed with the Securities and Exchange Commission on July 13, 1999 (File No. 333-56213).